

通用钢铁控股

GENERAL STEEL HOLDINGS INC.

3Q09 Earnings Call Presentation

Henry Yu, CEO & John Chen, CFO

November 6, 2009

Safe Harbor Statement

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

This presentation (including the financial projections and any subsequent questions and answers) contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are only predictions and are not guarantees of future performance. Any such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of General Steel Holdings and its subsidiaries that my cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements. These risk factors, include, but are not limited to, any comments relating to our financial performance, the competitive nature of the marketplace, the condition of the worldwide economy and other factors that have been or will be detailed in the Company's periodic filings (including Forms 8-K, 10-K and 10-Q) or other documents filed with the Securities and Exchange Commission. For more detailed information on the Company, please refer to the Company filings with Securities and Exchange Commission, which are readily available at http://www.sec.gov, or through the Company's Investor Relations website at http://www.gshi-steel.com. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Agenda

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GENERAL STEEL HOLDINGS INC.

- 3Q09 Financial Highlights
- Demand Drivers
- Western Region Development
- Key Operating Metrics
- Industry Consolidation
- Summary
- Q&A

3Q09 Financial Highlights

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GENERAL STEEL HOLDINGS INC.

Total revenues, shipment volume and income from operations reach record highs

- Total revenues increased 17.8% to $484.8 million
- Aggregate shipment volume increased 67.2% year-over-year
- Gross margin expanded to 8.2%
- Income from operations increased to $29.2 million
- Net income was $10.4 million, or earnings per basic and diluted share of $0.23 and $0.22, respectively

Demand Drivers

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

Total Revenues Increased 18%



US$ mm
500
400
300
200
100
0
411.5
484.8
3Q08
3Q09

Total Shipment Volume Increased 67%



Metric Tons mm
1.2
1.0
0.8
0.6
0.4
0.2
0.0
0.62
1.04
3Q08
3Q09

Major Demand Drivers

- National stimulus program
- "Go West" economic development initiatives
- Shaanxi provincial GDP growth
- Sichuan province earthquake reconstruction projects
- Guanzhong-Tianshui SEZ

Western Region Development

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GENERAL STEEL HOLDINGS INC.


2009 GDP Comparison
19.0%
17.0%
15.0%
13.0%
11.0%
9.0%
7.0%
5.0%
%Increased GDP
6.1%
7.1%
7.7%
10.2%
13.1%
18.1%
6.1%
7.9%
8.9%
5.8%
8.3%
8.6%
National
Shaanxi
Jiangsu
Guangdong
1st Quarter
2nd Quarter
3rd Quarter

Selected Infrastructure Investment in Shaanxi (billions of RMB)

	Construction Period	Construction Scale	Total Investment	Investment through 2009
Xian #1, #2 Subway	2006-2013	#1 Line – 26.4km #2 Line – 25.3km	26.4	6.4
Xian-Chengdu Railway	2009-2013	340km	48.6	0.2
Reservoir Pumping Stations	2009-2013	67	16.8	0.1
Total	–	–	**91.8**	**6.7**

Source: National Bureau of Statistics of China, Jiangsu development & Reform commission, http://www.sndrc.gov.cn/Page.htm

Key Operating Metrics

Gross Margins Expand to 8.2%



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
4.0%
5.5%
8.2%
1Q09
2Q09
3Q09

Notes

- Upward ASP trend in July and August
- Raw material cost at a relatively low and stable level

Record Income From Operations

- Income from operations increased to $29 million
- Record results achieved by:
  - Increased capacity from two newly completed 1280m3 blast furnaces
  - Strict cost control measures

Net Income & EPS

- For the three months ended September 30, 2009, net income was $10.4 million, or earnings per basic share of $0.23

Industry Consolidation

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GENERAL STEEL HOLDINGS INC.

- Impetus for consolidation continues to strengthen
  - Government actively stepping-up enforcement efforts
  - Stricter environmental regulations to eliminate backward capacity
  - Delay of three large steel SOE construction projects
  - Government revised industry guidelines

- Consolidation accentuates our unique strength as an aggregator
  - Aligning interests
  - Improving profitability of acquired assets
  - Sought after partner within the industry

3Q09 Summary

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GENERAL STEEL HOLDINGS INC.

- Record total revenues, shipment volume and income from operations
- Longmen JV gross margin improved to more than 8% (four consecutive quarters of improvement)
- Benefiting from a micro-trend in the domestic steel space and our unique geographic positioning
- Government led industry consolidation efforts gaining momentum

Thank You!

Q&A Session